UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K






                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                       Date of Report: September 21, 1998
                                       ------------------



                                  Anicom, Inc.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-25364                 36-3885212
 ---------------------------         ------------            ---------------
(State or Other Jurisdiction          (Commission             (IRS Employer
      of incorporation)              File Number)           Identification No.



    6133 North River Road, Suite 1000, Rosemont, Illinois        60018
    -----------------------------------------------------        -----
          (Address of Principal Executive Offices)             (Zip Code)



        Registrant's telephone number, including area code (847) 518-8700
                                                            -------------


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Item 5.  Other Events.

         On September 22, 1998, the Registrant issued the press release attached as Exhibit 99.1. The information contained in this press release is incorporated herein by reference.

         In  the  press   release,   the  Company   announced  its  purchase  of
substantially all the assets of Texcan Cables, a Canadian specialist in the distribution of wire, cable and fiber optics.

         The press release also announced that the Company received commitments to increase its unsecured line of credit from $100 million to $125 million.












































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








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                           Anicom, Inc.




Dated:  September 21, 1998                         By:/s/Donald C. Welchko
                                                      -----------------------
                                                      Chief Financial Officer
































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